Exhibit 99.1
Report of Operations
For the Period February 1 – 4, 2010
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.: 09-14298-B-11F

MONTHLY REPORT OF OPERATIONS
MONTH ENDING 4-Feb 2010
Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
     Attached hereto are the following schedules:

A. Cash Receipts and Cash Disbursements	X

B. Summary of Receipts & Disbursements to Date	X

C. Balance in Debtor in Possession Account	X

D. Balance in Tax Account	N/A

E. Balance in Citibank DIP Account	X

F. Post Petition Debts	N/A

G. Accounts Receivable Balance	N/A

H. Inventory Balance	N/A

I. Federal and State Taxes	N/A

J. Monthly Operating Statement Questionnaire	X

K. Other Appropriate Schedules	X
     NOTES: Schedules A, B, C, F, I & J MUST be filed.
          Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):
a. Nationwide Life Insurance Refund	27.66

b.

1. TOTAL RECEIPTS	$27.66

DISBURSEMENTS

Payments to vendors for merchandise	N/A

Net payroll paid	8,407.07

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):
a. Computer & Internet Costs	$—

b. Office Supplies	—

c. Travel Expenses	—

d. Public Disclosure Issuance Costs	—

e. Rent Expense	—

f. Telephone Expense	—

g. General Liability Insurance	—

h. U. S Trustee Fees	—

i. Shareholder Registrationh & Maintenance	—

j. Tax Return Preparation	—

k. Creditor’s Committee Legal Fees	—

l. Postage & Delivery	—

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS	$8,407.07

3. Receipts OVER or (UNDER) disbursements	$(8,379.41)

SCHEDULE B
SUMMARY OF CASH TRANSACTIONS
SINCE FILING PETITION

4. Total receipts to date	$9,290,135.21

(Prior month Schedule B line 4 plus current month Schedule A line 1)
5. Total disbursements to date	$549,201.89

(Prior month Schedule B line 5 plus current month Schedule A line 2)
6. Net receipts over (under) disbursements	$8,740,933.32

SCHEDULE C — SEE ATTACHED SPREADSHEET BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$15,484,500.90
Net transactions for this month (Line 3 — Schedule A)	(8,379.41)

Balance at end of this month	$15,476,121.49

SCHEDULE D — SEE ATTACHED SPREADSHEET BALANCE IN TAX ACCOUNT

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct payments to taxing agencies

Balance at end of this month	$—

SCHEDULE E — SEE ATTACHED SPREADSHEET BALANCE IN ACCOUNTS

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct disbursements	—

Balance at end of this month	$—

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month ------------- Not Applicable	$—

Add debts incurred this month

Subtotal	$—

Deduct payments made this month on this balance	—
Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month. (Attach listing)	$—

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month ------------- Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month ------------- Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month ---------- Not Applicable	$—

PAYROLL TAX LIABILITY THIS MONTH:
     Period: ☐ Weekly ☐ Biweekly ☐ Semimonthly ☐ Monthly
     Fed. Employer or S.S. #                             EDD ID#

Withholdings:
Federal income tax	$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due		$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID#

Sales tax liability	$—

Other (excise, city, business, etc.)

3. Total sales taxes due		$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$—

4. Total payments made				$—

Tax balance at end of this month (add line 1+2+3 less line 4)				$—

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

	Yes	No	N/A
1. Copies of checkbooks or receipts and disbursements listings attached:

Debtor in possession account (Activated As Of June 5)	X

Tax account			X

Other account			X

2. Listing of unpaid post-petition debts			X
(include unpaid professional fees and interest owed)

3. Have any payments been made to secured creditors or lessors?		X
(If yes — attach listing of payments made)

4. (a) Have any payments been made to officers, shareholders, insiders, relatives or professionals? See Attached Payroll Summaries	X
(If yes — attach listing of payments made)
(b) Were these payments approved by the court?	X

5. (a) Have any payments been made on prepetition debts?		X
(If yes — attach listing of payments made)
(b) Were these payments approved by the court?

6. Do you carry insurance coverage of any kind?	X
Attach copies of declaration pages (Data Previously Provided)
Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)

7. Have U.S. Trustee quarterly fees been paid? (Response Follows)	X
Debtor filed Petition on May 11, 2009. Q2 2009 Trustee Fees of $975.00 paid on July 27, 2009. Q3 2009 Trustee Fees of $1,950.00 paid on October 31, 2009. Q4 2009 Trustee Fees of $1,625.00 paid on January 25, 2010.

DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

February 12, 2010	/s/ David A. Haeberlin

Execution Date	Debtor in Possession (Signature)
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.

/s/ David A. Haeberlin
(Signature of Preparer — Attorney or Accountant
(MOR-1:6/90)

Capital Corp of the West 09-14298-B-11F

Cash/Bank Account	Beginning Balance			Transfers	Ending Balance
Bank & Acct #	31-Jan-10	Receipts	Disbursements	in (+)/out (-)	4-Feb-10
Citibank DIP Accounts:	$—				$—
Operating A/C # 9951707360 (See Note 8 Below)	$6,178,007.39	$27.66	$8,407.07	$(6,000,000.00)	$169,627.98
Operating — Money Market A/C # 9960060669	$—			$6,000,000.00	$6,000,000.00
Federal Tax Refund A/C # 9951707387 (See Notes 7 & 8 Below)	$8,900,454.00	$—	$—	$(3,900,454.00)	$5,000,000.00
Federal Tax Refund — Money Market A/C # 9960060677	$—			$3,900,454.00	$3,900,454.00
California Tax Refund A/C # 9951707416 (See Note 7 & 8 Below)	$30,800.00	$—	$—	$(30,000.00)	$800.00
California Tax Refund — Money Market A/C # 9960060685	$—			$30,000.00	$30,000.00
Insurance Refund A/C # 9951707424 (See Note 8 Below)	$375,239.51	$—	$—	$(375,000.00)	$239.51
Insurance Refund — Money Market A/C # 9951707424	$—			$375,000.00	$375,000.00

Total	$15,484,500.90	$27.66	$8,407.07	$—	$15,476,121.49

Notes:

1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

7.	The Debtor has established segregated bank accounts pursuant to a Stipulation between Capital Corp of the West (the Debtor), the Creditor’s Committee and the Federal Deposit Insurance Corporation regarding certain Federal and State of California income tax refunds. This Stipulation was filed on October 20, 2009 and approved by the Court by an Order dated November 2, 2009. The Citibank Account No. 9951707387 (shown above) constitutes the Escrow Account pursuant to the Stipulation. As of February 4, 2010, a $50,000 Federal Income Tax 2008 related refund; a $30,800 California Tax 2008 related refund; and certain Federal Income Tax refunds in the amount of $2,872,522 (2007) and $5,977,932 (2006) have been received.

8.	The Debtor reached agreement with Citibank as of February 4, 2010 to establish Money Market accounts which will bear an annual interest rate of 80 basis points. This rate is subject to change without notice. The Debtor also agreed to maintain approximately $5 million in checking account deposits to cover the costs of servicing the Debtor’s banking relationship including the securities required to be pledged to collateralized the entire relationship.

9.	The Debtor has filed Federal and California tax refund requests in the amount of $10.056 million and $2.324 million, respectively. The Debtor has received a significant portion of the expected Federal Income Tax refunds (See Note 7 Above). The Debtor expects a further Federal Income Tax refund of $1,182,326 during the first quarter of 2010. The $2.324 million California Income Tax refund is currently being subjected to a State of California examination which the Debtor is hopeful will be completed during the first quarter of 2010. The potential refund amounts are based on the best information available from the Debtor’s Accountants and tax consultants at this time.

Recent Tax Law changes under the Worker, Homeownership and Business Assistance Act of 2009 now allow the Debtor to carry back net operating losses for five years. The Debtor will be undertaking a process to determine whether the 2008 or the 2009 tax year should be used (either 2008 or 2009 can be carried back 5 years but not both) to maximize any potential further Federal Income tax refunds. The 2009 Tax Return must first be completed to determine which approach will produce the best financial results for the Debtor.

Given that the Debtor has meaningful additional potential tax refunds and that the actual recovery of same remains uncertain, these tax refunds have not been include in the Balance Sheet of the Debtor included herein. See Note 7 Above.

10.	The February 4, 2010 and the January 31, 2010 Balance Sheets reflect $ 3,500 in priority claims related to certain Deferred Compensation claims representing payments deferred within the six month period immediately preceding the Debtor’s Bankruptcy Petition.

Capital Corp of the West
Profit & Loss Detail
February 1-4, 2010
Cash Basis

Type	Date	Num	Name	Memo	Clr	Split	Original Amount	Paid Amount	Balance
Income
Refunds
Insurance
Deposit	2/1/2010		Nationwide Life In...	Refund of M...		Operating Ac...	27.66	27.66	27.66

Total Insurance								27.66	27.66

Total Refunds								27.66	27.66

Total income
								27.66	27.66
Expense
Compensation Costs
Check	2/1/2010	0000	Administaff	Week Ende...		Operating Ac...	8,937.48	8,937.48	8,937.48
Deposit	2/1/2010		David Heaberlin	Deposit		Operating Ac...	-530.41	-530.41	8,407.07

Total Compensation Costs								8,407.07	8,407.07

Total Expense								8,407.07	8,407.07

Net Income								-8,379.41	-8,379.41

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3123620
2801 G ST	Payroll Date: 02/5/2010
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 1/29/2010	Period: 01/30/2010 through 02/5/2010

Billing	Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	11.72	$8,000.00	$8,937.48

Total Summary:		1		$8,000.00	$8,937.48

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,937.48

TOTAL amount due from client:					$8,937.48

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	11.72%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage

DD	Direct Deposit	S	Employee & Spouse Coverage

D	Dental Only	C	Employee & Child Coverage

NH	New Hire	F	Employee & Family Coverage

EP	EPaystub	K	Employee & Children Coverage

C	W/C Cap	W	Coverage Waived

		I	Coverage Not Available
Schedule J — Question 4 (a)
Payroll Date — February 5, 2010

Capital Corp of the West
Balance Sheet
As of February 4, 2010
Cash Basis

	Feb 4, 10	Jan 31, 10	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank -Debtor In Possession
CA State Tax Refund Acct
CA State Tax Refund MoneyMarket	30,000.00	0.00	30,000.00
CA State Tax Refund Acct — Other	800.00	30,800.00	-30,000.00

Total CA State Tax Refund Acct	30,800.00	30,800.00	0.00

Federal Tax Refund Acct
Federal Tax Refund Money Market	3,900,454.00	0.00	3,900,454.00
Federal Tax Refund Acct — Other	5,000,000.00	8,900,454.00	-3,900,454.00

Total Federal Tax Refund Acct	8,900,454.00	8,900,454.00	0.00

Insurance Refund Acct
Insurance Refund Money Market	375,000.00	0.00	375,000.00
Insurance Refund Acct — Other	239.51	375,239.51	-375,000.00

Total Insurance Refund Acct	375,239.51	375,239.51	0.00

Operating Account
Operating Account Money Market	6,000,000.00	0.00	6,000,000.00
Operating Account — Other	169,627.98	6,178,007.39	-6,008,379.41

Total Operating Account	6,169,627.98	6,178,007.39	-8,379.41

Total Citibank -Debtor In Possession	15,476,121.49	15,484,500.90	-8,379.41

Total Checking/Savings	15,476,121.49	15,484,500.90	-8,379.41

Total Current Assets	15,476,121.49	15,484,500.90	-8,379.41

Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS	15,482,083.62	15,490,463.03	-8,379.41

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Priority Claims
Deferred Compensation	3,500.00	3,500.00	0.00

Total Priority Claims	3,500.00	3,500.00	0.00

Undisputed Claims Received
Bay View — Deferred Purchase
Deferred Puchase Price	1,373,139.48	1,373,139.48	0.00
Interest on Deferral	130,880.88	130,880.88	0.00

Total Bay View — Deferred Purchase	1,504,020.36	1,504,020.36	0.00

Compensation Related Claims	1,879,853.00	1,879,853.00	0.00
County Staturtory Trust I
Interest	751,608.00	751,608.00	0.00
Principal	6,186,000.00	6,186,000.00	0.00

Total County Staturtory Trust I	6,937,608.00	6,937,608.00	0.00

County Statutory Trust II
Interest	537,166.00	537,166.00	0.00
Principal	10,310,000.00	10,310,000.00	0.00

Total County Statutory Trust II	10,847,166.00	10,847,166.00	0.00

County Statutory Trust III
Interest	744,779.00	744,779.00	0.00
Principal	15,464,000.00	15,464,000.00	0.00

Total County Statutory Trust III	16,208,779.00	16,208,779.00	0.00

County Statutory Trust IV
Interest	1,752,346.00	1,752,346.00	0.00
Principal	25,774,000.00	25,774,000.00	0.00

Total County Statutory Trust IV	27,526,346.00	27,526,346.00	0.00

Creditor Claims	19,167.00	19,167.00	0.00

Total Undisputed Claims Received	64,922,939.36	64,922,939.36	0.00

Total Other Current Liabilities	64,926,439.36	64,926,439.36	0.00

Total Current Liabilities	64,926,439.36	64,926,439.36	0.00

Total Liabilities	64,926,439.36	64,926,439.36	0.00

Equity
Opening Balance Equity	-64,926,439.36	-64,926,439.36	0.00
Retained Earnings	15,563,822.57	15,563,822.57	0.00
Net Income	-81,738.95	-73,359.54	-8,379.41

Total Equity	-49,444,355.74	-49,435,976.33	-8,379.41

TOTAL LIABILITIES & EQUITY	15,482,083.62	15,490,463.03	-8,379.41

Capital Corp of the West
Reconciliation Detail
Operating Account, Period Ending 02/04/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						6,197,735.62
Cleared Transactions
Checks and Payments - 9 items
Check	1/25/2010	5075	Computershare	X	-6,686.34	-6,686.34
Check	1/25/2010	5071	Perry Smith LLP	X	-3,140.40	-9,826.74
Check	1/25/2010	5072	U. S. Trustee	X	-1,625.00	-11,451.74
Check	1/25/2010	5074	AT Conference	X	-419.14	-11,870.88
Check	1/25/2010	5076	Comcast	X	-310.87	-12,181.75
Check	1/30/2010	5080	Bowne of Los Angel...	X	-1,875.00	-14,056.75
Check	1/30/2010	5078	David Heaberlin	X	-562.65	-14,619.40
Check	2/1/2010	0000	Administaff	X	-8,937.48	-23,556.88
Transfer	2/4/2010			X	-6,000,000.00	-6,023,556.88

Total Checks and Payments					-6,023,556.88	-6,023,556.88

Deposits and Credits - 3 items
Deposit	2/1/2010			X	27.66	27.66
Deposit	2/1/2010			X	530.41	558.07
Transfer	2/4/2010			X	6,000,000.00	6,000,558.07

Total Deposits and Credits					6,000,558.07	6,000,558.07

Total Cleared Transactions					-22,998.81	-22,998.81

Cleared Balance					-22,998.81	6,174,736.81	(1)

Uncleared Transactions
Checks and Payments - 3 items
Check	1/30/2010	5079	Computershare		-2,614.18	-2,614.18
Check	1/31/2010	5082	Bowne of Los Angel...		-2,185.00	-4,799.18
Check	1/31/2010	5081	Comcast		-309.65	-5,108.83

Total Checks and Payments					-5,108.83	-5,108.83

Total Uncleared Transactions					-5,108.83	-5,108.83

Register Balance as of 02/04/2010					-28,107.64	6,169,627.98

New Transactions
Checks and Payments -1 item
Transfer	2/5/2010				-27.66	-27.66

Total Checks and Payments					-27.66	-27.66

Total New Transactions					-27.66	-27.66

Ending Balance					-28,135.30	6,169,600.32

(1)	Represents $174,736.81 Checkers Account Balance (See Attached) and $6,000,000.00 in Money Market Account.
DIP Operating Account
February 4, 2010 Reconciliation

Recent Account Activity February 01 2010 to February 04 2010	Start-of-day available: 160,690.50	Current available: 160,690.50
Debits & Credits for Checking Account: DIP Operating (9951707360)	Start-of-day ledger: 160,690.50	Current ladger: 160,690.50

▼Date▲	▼Description▲	▼Credit▲	▼Debit▲	Balance
02/01/10	Deposit TLR Br#: 00983 TID:04	530.41		6,198,266.03
02/01/10	Deposit TLR Br#: 00983 TID:04	27.66		6,198,293.69
02/01/10	Check #5075 View Check		-6,686.34	6,191,607.35
02/01/10	Check #5072 View Check		-1,625.00	6,189,982.35
02/01/10	Check #5074 View Check		-419.14	6,189,563.21
02/02/10	WIRE TO Administaff Companes, Inc.		-8,937.48	6,180,625.73
02/03/10	Check #5080 View Check		-1,875.00	6,178,750.73
02/03/10	Check #5078 View Check		-562.65	6,178,188.08
02/03/10	Check #5076 View Check		-310.87	6,177,877.21
02/04/10	Withdrawal Br#: 00022 TID:07 399 PARK AVENUE, NY, NY		-6,000,000.00	177,877.21
02/04/10	Check #5071 View Check		-3,140.40	174,736.81
Citibank DIP Account — February 1 - 4, 2010

Recent Account Activity February 01 2010
Debits & Credits for Checking Account: DIPOperating (9951707360)

Date	Description	Credit	Debit	Balance
02/01/10	Deposit TLR Br#: 00983 TID:04	530.41		6,198,266.03
02/01/10	Deposit TLR Br#: 00983 TID:04	27.66		6,198,293.69
02/01/10	Check #5075 View Check		-6,686.34	6,191,607.35
02/01/10	Check #5072 View Check		-1,625.00	6,189,982.35
02/01/10	Check #5074 View Check		-419.14	6,189,563.21
Debits & Credits: Checking Account: 9958960828          Has no activity for February 01 2010
Debits & Credits: Checking Account: 9958952078          Has no activity for February 01 2010
Citibank DIP Account — February 1, 2010 Activity

Recent Account Activity February 02 2010
Debits & Credits for Checking Account: DIPOperating (9951707360)

Date	Description	Credit	Debit	Balance
02/02/10	WIRE TO Administaff Companes, Inc.		— 8,937.48	6,180,625.73

Debits & Credits: Checking Account: 9958960828	Has no activity for February 02 2010
Debits & Credits: Checking Account: 9958952078	Has no activity for February 02 2010
Citibank DIP Account — February 2, 2010 Activity

Recent Account Activity February 03 2010
Debits & Credits for Checking Account: DIP Operating (9951707360)

Date	Description	Credit	Debit	Balance
02/03/10	Check #5080 View Check		-1,875.00	6,178,750.73
02/03/10	Check #5078 View Check		-562.65	6,178,188.08
02/03/10	Check #5076 View Check		-310.87	6,177,877.21

Debits & Credits: Checking Account: 9958960828	Has no activity for February 03 2010
Debits & Credits: Checking Account: 9958952078	Has no activity for February 03 2010
Citibank DIP Account — February 3, 2010 Activity

Recent Account Activity February 04 2010

Debits & Credits for Checking Account: DIPOperating (9951707360)

Date	Description	Credit	Debit	Balance
02/04/10	Withdrawal Br#: 00022 TID:07 399 PARK AVENUE, NY, NY		-6,000,000.00	177,877.21
02/04/10	Check #5071 View Check		-3,140.40	174,736.81
Debits & Credits for Checking Account: DIPSUBCAREFD (9958960828)

Date	Description	Credit	Debit	Balance
02/04/10	Withdrawal Br#: 00022 TID:07 399 PARK AVENUE, NY, NY		-30,000.00	800.00
Debits & Credits for Checking Account: DIPSUBFDREFD (9958952078)

Date	Description	Credit	Debit	Balance
02/04/10	Withdrawal Br#: 00022 TID:07 399 PARK AVENUE,NY,NY		-3,900,454.00	5,000,000.00
Citibank DIP Account — February 4, 2010 Activity